UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________

FORM 8-K
___________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 30, 2022
Date of Report (Date of Earliest Event Reported)
___________________________________________________

Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
___________________________________________________
Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Executive Drive, Suite 103 Chelmsford, Massachusetts 01824 (512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
___________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2022, Harte Hanks, Inc., a Delaware corporation (the “Company” or “Harte Hanks”) entered into a share repurchase agreement (the “Repurchase Agreement”) with Wipro, LLC d/b/a Wipro US Branch IT Services, a Delaware limited liability company (“Wipro”), pursuant to which the Company will repurchase all 9,926 shares of the Company’s Series A Convertible Preferred Stock currently outstanding (the “Preferred Stock”) in exchange for (i) a cash payment equal to their liquidation value, or total cash payment of $9,926,000 and (ii) 100,000 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”). Harte Hanks will fund the cash portion of the repurchase consideration with a combination of cash and cash equivalents on hand and borrowings under the Company’s credit facility. The transaction is expected to be completed by the third quarter of 2022.

The description of the Repurchase Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 with respect to the issuance of Common Stock is incorporated into this Item 3.02 by reference.

Pursuant to the Repurchase Agreement, the Company will issue shares of Common Stock as consideration for the exchange of the Preferred Stock, pursuant to the exemption provided by either Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) or Section 4(a)(2) for transactions not involving any public offering.

The Common Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 7.01 Regulation FD Disclosure.

On June 30, 2022, the Company issued a press release in connection with the Repurchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.          Description
1.1            Repurchase Agreement dated as of June 30, 2022, by and between Harte Hanks, Inc. and Wipro LLC.
99.1          Press Release issued by Harte Hanks, Inc. June 30, 2022.
104.1        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

By:	/s/ Lauri Kearnes
Name:	Lauri Kearnes
Title:	Chief Financial Officer
Date: June 30, 2022